The Bruton's Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) Monotherapy Demonstrates Long-Term Safety and Durability of Response in Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma Patients in an Open-Label Extension Study

Susan O'Brien, MD[1], Richard Furman, MD[2], Nathan Fowler, MD[3], Steven Coutre, MD[4], Jeff Sharman, MD[5], Kristie Blum, MD[6], Jan Burger, MD, PhD[1], Jeffrey Jones, MD, MPH[6], William Wierda, MD, PhD[1], Emiliano Mugnaini, MD, PhD[7], Ian Flinn, MD, PhD[8], Ranjana Advani, MD[4], Kathryn Kolibaba, MD[9], Yun Shaw[10], Fong Clow, SCD[10], Danelle James, MD, MAS[10], Alvina D. Chu, MD[10], John C. Byrd, MD[6]

[1]University of Texas MD Anderson Cancer Center, Houston, TX; [2]Weill Cornell Medical College, New York, NY; [3]The University of Texas MD Anderson Cancer Center, Houston, TX; [4]Stanford Cancer Center, Stanford University School of Medicine, Stanford, CA; [5]Willamette Valley Cancer Institute and Research Center, Springfield, OR; [6]The Ohio State University, Columbus, OH; [7]Vermont Cancer Center, University of Vermont, Burlington, VT; [8]Sarah Cannon Research Institute, Nashville, TN; [9]Northwest Cancer Specialists, Vancouver, WA; [10]Pharmacyclics, Inc., Sunnyvale, CA

Introduction

- Bruton's tyrosine kinase (BTK) plays a critical role in chronic lymphocytic leukemia (CLL) cell survival by modulating B-cell receptor signaling[1]
- Ibrutinib (PCI-32765), a first-in-class oral inhibitor of BTK, inhibits proliferation, migration, and adhesion in CLL cells[2]
- A total of 148 patients with treatment-naïve (TN) or relapsed/refractory (R/R) CLL/small lymphocytic leukemia (SLL) received ibrutinib monotherapy in a phase 1 multiple ascending dose study (PCYC-04753)[3] or phase 1b/2 continuous-dosing study (PCYC-1102),[4] and were continued on a long-term extension study for follow-up for safety and efficacy with daily orally administered ibrutinib monotherapy
- The present analysis evaluates safety based on time on ibrutinib therapy (≤ 1 year and > 1 year), summarizes safety findings in the TN and R/R patient populations, and assesses duration of response (DOR)

BTK is a Critical Kinase for Lymphoma Cell Survival, Proliferation, and Migration


Ag
BCR
CD79A
CD79B
LYN
SYK
Y
P
CXCR4
CXCL12
Gγβ
Gα
BTK
PLCγ2
DAG
IP3
Ca++
PKCβ
RAC
CD19
PI3K
CD38
Chemokine-controlled cell migration
Cell Survival

O'Brien et al. ASH 2013.

Objective

- Evaluate the safety and efficacy of ibrutinib monotherapy in TN and R/R patients with CLL/SLL

O'Brien et al, ASH 2013.

Endpoints

- Safety, ORR, and DOR

O'Brien et al, ASH 2013.

Methods

- The methods used in the parent studies (PCYC-04753 and PCYC-1102-CA) of the current open-label extension PCYC-1103-CA study have been previously published[3,4]
- Demographics and baseline characteristics were summarized according to parent study, comprising either TN patients or R/R CLL/SLL patients who had received at least 1 dose of ibrutinib monotherapy
- Patient disposition, treatment-emergent adverse events (AEs), best response, ORR, and DOR were determined for the time treated (beginning in the parent studies and extending into the long-term extension study)

Patient and Disease Characteristics

Characteristic, n (%)	TN ≥ 65 years (n = 31)	R/R (n = 117)	Total (N = 148)
Median age, years (range)	71 (65-84)	65 (37-82)	68 (37-84)
Age ≥ 65 years	31 (100)	60 (51)	91 (61)
≥ 3 prior therapies	0	83 (71)	83 (56)
Rai stage III or IV	17 (54)	62 (53)	79 (53)

O'Brien et al, ASH 2013.

Patient Disposition and Time on Treatment

Characteristic, n (%)	TN ≥ 65 years (n = 31)	R/R (n = 117)	Total (N = 148)
Median time on study treatment, months (range)	26.7 (0.3-34.0)	20.5 (0.3-42.0)	21.5 (0.3-42.0)
Median time on study[a], months (range)	27.8 (1.4-34.0)	22.7 (0.7+-41.9)	25.9 (0.7+-41.9)
Treatment duration, years			
≤ 1	5 (16)	34 (29)	39 (26)
> 1 to 2	5 (16)	42 (36)	47 (32)
> 2 or 3	21 (68)	35 (30)	56 (38)
> 3	0	6 (5)	6 (4)
Patients discontinuing treatment	6 (19)	49 (42)	55 (37)
Patients rolled over to long-term extension (PCYC-1103)	26 (84)	78 (67)	104 (70)
Primary reasons for discontinuation			
Disease progression	1 (3)	21 (18)	22 (15)
Adverse event	3 (10)	12 (10)	15 (10)
Consent withdrawal	2 (6)	5 (4)	7 (5)
Investigator decision	0	8 (7)	8 (5)
Lost to follow-up	0	1 (1)	1 (1)
Other	0	2 (2)	2 (1)
Death within 30 days of last dose	0	11 (9)	11 (7)

[a]Time on study is defined as the interval between the first dose of study drug and the date the patient was last known to be alive. The Kaplan-Meier method was used to estimate the median time on study with patients who died censored at date of death; +indicates censored observation

At a median treatment duration of 21.5 months, 109 of 148 patients continued treatment with ibrutinib for over a year

O'Brien et al. ASH 2013.

Safety: Adverse Events Grade ≥ 3 by Time to Event Onset

Adverse Event, n (%)	AE Onset ≤ 1 year From First Dose Date (N = 148)	AE Onset > 1 year From First Dose Date (n = 109)	Total (N = 148)
Patients with an event	**88**	**56**	**111**
Pneumonia	15 (10.1)	12 (11.0)	25 (16.9)
Treatment duration, years			
≤ 1	5 (16)	34 (29)	39 (26)
> 1 to 2	5 (16)	42 (36)	47 (32)
> 2 or 3	21 (68)	35 (30)	56 (38)
> 3	0	6 (5)	6 (4)
Fatigue	6 (4.1)	1 (0.9)	7 (4.7)
Leukocytosis	4 (2.7)	2 (1.8)	6 (4.1)
Atrial fibrillation	3 (2.0)	2 (1.8)	5 (3.4)
Cellulitis	2 (1.4)	3 (2.8)	5 (3.4)
Dehydration	5 (3.4)	0	5 (3.4)
Febrile neutropenia	4 (2.7)	1 (0.9)	5 (3.4)
Pyrexia	3 (2.0)	2 (1.8)	5 (3.4)
Sinusitis	3 (2.0)	2 (1.8)	5 (3.4)
Anemia	2 (1.4)	2 (1.8)	4 (2.7)
Bacteremia	2 (1.4)	2 (1.8)	4 (2.7)
Decreased appetite	3 (2.0)	1 (0.9)	4 (2.7)

O'Brien et al, ASH 2013.

Safety: Adverse Events Grade ≥ 3 by Time to Event Onset (Continued)

Adverse Event, n (%)	AE Onset ≤ 1 year From First Dose Date (N = 148)	AE Onset > 1 year From First Dose Date (n = 109)	Total (N = 148)
Hypokalemia	2 (1.4)	2 (1.8)	4 (2.7)
Sepsis	2 (1.4)	2 (1.8)	4 (2.7)
Asthenia	3 (2.0)	0	3 (2.0)
Back pain	2 (1.4)	1 (0.9)	3 (2.0)
Dyspnea	2 (1.4)	1 (0.9)	3 (2.0)
Headache	2 (1.4)	1 (0.9)	3 (2.0)
Hyperbilirubinemia	1 (0.7)	2 (1.8)	3 (2.0)
Hyperglycemia	2 (1.4)	1 (0.9)	3 (2.0)
Hyperkalemia	3 (2.0)	0	3 (2.0)
Hypoglycemia	2 (1.4)	1 (0.9)	3 (2.0)
Hyponatremia	1 (0.7)	2 (1.8)	3 (2.0)
Hypophosphatemia	1 (0.7)	2 (1.8)	3 (2.0)
Decreased lymphocyte count	0	3 (2.8)	3 (2.0)
Increased lymphocyte count	2 (1.4)	1 (0.9)	3 (2.0)
Decreased neutrophil count	2 (1.4)	1 (0.9)	3 (2.0)
Subdural hematoma	2 (1.4)	1 (0.9)	3 (2.0)
Syncope	3 (2.0)	0	3 (2.0)

O'Brien et al. ASH 2013.

Safety: Adverse Events Grade ≥ 3 by Time to Event Onset (Continued)

- The percentage of patients with a serious AE grade ≥ 3 declined from 43% within the first year of study treatment to 32% after the first year of treatment
- Grade 3 AEs and serious AEs related to study drug declined from 24% and 8 %, respectively, within the first year of treatment to 7% and 0%, respectively, after the first year of treatment
- AEs leading to ibrutinib discontinuation occurred in 12 of 148 patients within the first year of treatment and in 6 of 109 patients after the first year of treatment

O'Brien et al, ASH 2013.

Safety: Adverse Events ≥ 3 With Incidence ≥ 2%

Adverse Event, n (%)	TN ≥ 65 Years (n = 31)	R/R (n = 117)
Patients with an event	**19**	**92**
Pneumonia	2 (6.5)	23 (19.7)
Hypertension	6 (19.4)	14 (12.0)
Neutropenia	1 (3.2)	16 (13.7)
Thrombocytopenia	1 (3.2)	10 (8.5)
Diarrhea	4 (12.9)	4 (3.4)
Fatigue	1 (3.2)	6 (5.1)
Leukocytosis	0	6 (5.1)
Atrial fibrillation	2 (6.5)	3 (2.6)
Cellulitis	0	5 (4.3)
Dehydration	0	5 (4.3)
Febrile neutropenia	0	5 (4.3)
Pyrexia	1 (3.2)	4 (3.4)
Sinusitis	0	5 (4.3)
Anemia	1 (3.2)	3 (2.6)
Bacteremia	0	4 (3.4)
Decreased appetite	0	4 (3.4)

O'Brien et al. ASH 2013.

Safety: Adverse Events ≥ 3 With Incidence ≥ 2% (Continued)

Adverse Event, n (%)	TN ≥ 65 Years (n = 31)	R/R (n = 117)
Hypokalemia	1 (3.2)	3 (2.6)
Sepsis	0	4 (3.4)
Asthenia	0	3 (2.6)
Back pain	1 (3.2)	2 (1.7)
Dyspnea	0	3 (2.6)
Headache	1 (3.2)	2 (1.7)
Hyperbilirubinemia	0	3 (2.6)
Hyperglycemia	1 (3.2)	2 (1.7)
Hyperkalemia	1 (3.2)	2 (1.7)
Hypoglycemia	0	3 (2.6)
Hyponatremia	3 (9.7)	0
Hypophosphatemia	0	3 (2.6)
Decreased lymphocyte count	1 (3.2)	2 (1.7)
Increased lymphocyte count	0	3 (2.6)
Decreased neutrophil count	0	3 (2.6)
Subdural hematoma	0	3 (2.6)
Syncope	1 (3.2)	2 (1.7)

O'Brien et al, ASH 2013.

Safety: Adverse Events ≥ 3 With Incidence ≥ 2% (Continued)

- Adverse events grade ≥ 3 included pneumonia (16.9%), hypertension (13.5%), neutropenia (11.5%), thrombocytopenia (7.4%), and diarrhea (5.4%), regardless of relationship to study drug
- Serious AEs grade ≥3 were reported in 29% of TN and 62% of R/R patients
- Pneumonia was reported in 6.5% of TN and 19.7% of R/R patients

O'Brien et al, ASH 2013.

Treatment-Emergent Related Adverse Events Grade ≥ 3 With Incidence ≥ 2% (Monotherapy Safety Population)



Neutropenia
Diarrhea
Fatigue
Thrombocytopenia
Asthenia
Hypertension
Leukocytosis
Pneumonia
Grade 3
Grade 4
0%
5%
10%
15%
20%
25%
30%
AEs

O'Brien et al. ASH 2013.

Efficacy: Best Overall Response

Response Rate, n (%)	TN ≥ 65 years (n = 31)	R/R (n = 117)	Total (N = 148)
ORR[a]	25 (80.6)	98 (83.8)	123 (83.1)
ORR + PR-L	27 (87.1)	104 (88.9)	131 (88.5)

[a]ORR defined as complete response, complete response with incomplete bone marrow recovery, nodular partial response, or partial response

CI, confidence interval; ORR, overall response rate; PR-L, partial response with lymphocytosis

O'Brien et al. ASH 2013.

Duration of Response In R/R or TN CLL Patients

- Median DOR was not reached for either TN or R/R responders achieving PR or better, after a median follow-up of 28.1 and 23.9 months, respectively
- At 30 months, 95.8% and 69.7% of R/R responders were alive without disease progression



Event-Free Probability, %
1.0
0.8
0.6
0.4
0.2
0.0
RR
TN
+ Censored
Number at risk
98 90 87 82 67 62 53 39 31 24 10 3 1 0 RR
25 24 23 23 23 23 23 19 14 6 2 0 TN
0 3 6 9 12 15 18 21 24 27 30 33 36 39
Months from First Dose Date

O'Brien et al, ASH 2013.

Conclusions

- Ibrutinib demonstrated safety, tolerability, and durability of response at ≥ 1 year on therapy in patients with TN and R/R CLL/SLL
- The number of patients experiencing serious AEs or AEs grade ≥ 3 after 1 year of treatment with ibrutinib decreased, resulting in low rates of treatment-related discontinuation after that time point
- Serious AEs grade ≥ 3 were reported at a 2-fold higher rate in patients who had received prior therapies, which may be reflective of the disease, prior therapies, or ibrutinib
- A majority of patients remain on ibrutinib monotherapy, with the median DOR not yet reached in the ongoing extension study

O'Brien et al, ASH 2013.

Acknowledgments

- We thank the patients who participated in this study and their families, as well as the investigators and their clinical and clinical trial staff members.
- This study was conducted by Pharmacyclics, Inc
- IF, JCB, SO, JJ, KK, NF, SC, and JB have received research funding from Pharmacyclics. RF, SC and JB have been consultants/advisors for Pharmacyclics. JB, NF, RA and JJ have been part of a speakers bureau for Pharmacyclics. DJ, FC, AC, and YS are employees of Pharmacyclics and have received Pharmacyclics stock and stock options. EM, JS, KB, and WW have no relevant conflicts of interest to disclose

References

1. Niiro and Clark. *Nat Rev Immunol.* 2002;2:945-956.
2. Honigberg et al. *Proc Natl Acad Sci U S A.* 2010;107:13075-13080.
3. Advani et al. *J Clin Oncol.* 2013;31:88-94.
4. Byrd et al. *N Engl J Med.* 2013;369:32-42.